UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                            Other Events.

On April 29, 2016  Adaptimmune Therapeutics plc (the “Company”) published its UK Annual Report and Accounts (the “UK Annual Report”) for the period ended December 31, 2015 and distributed a notice of its annual general meeting (“AGM”), a form of proxy, its UK Annual Report and its Articles of Association to its ordinary shareholders. The notice of the AGM is attached as Exhibit 99.1 hereto and is incorporated by reference herein.  The notice of the AGM, the UK Annual Report and the Articles of Association are available to download or to print in PDF form from the investor relations section of the Company’s website at www.adaptimmune.com. The information contained in the UK Annual Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth by specific reference in such a filing.

On or about May 5, 2016, Citibank, N.A., in its capacity as the depositary bank (the “Depositary”) for the Company’s American Depositary Shares (“ADSs”) will commence mailing notice materials and voting cards to ADS holders to enable ADS holders of record as of May 3, 2016 to instruct the Depositary to vote the ordinary shares represented by their ADSs. If the Depositary timely receives voting instructions from an ADS holder, it will endeavor to vote the ordinary shares (in person or by proxy) represented by the holder’s ADSs in accordance with the ADS holder’s voting instructions. The ability of the Depositary to carry out voting instructions may be limited by practical and legal limitations and ADS holders may not receive voting materials in time to enable them to return voting instructions to the Depositary in a timely manner. The notice materials to be mailed by the Depositary to ADS holders will contain a link to the Company’s website where ADS holders can view and download the AGM notice distributed by the Company to its ordinary shareholders (which contains explanatory notes for the resolutions being voted on at the AGM), the UK Annual Report and the Articles of Association.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Notice of Annual General Meeting dated April 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: April 29, 2016	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Notice of Annual General Meeting dated April 29, 2016.